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                                                                Exhibit 10v-1


                                  SUPPLEMENT A
                                       TO
                          AMERITECH CORPORATE RESOURCE
                           SUPPLEMENTAL PENSION PLAN
           (As Amended and Restated Effective as of February 1, 1998)

                     (December 31, 1998 Lump Sum Payments)



Application                    A-1.     This Supplement A to the Ameritech
                                        Corporate Resource Supplemental Pension
                                        Plan (the "Plan") is applicable to each
                                        Participant in the Plan who on the date
                                        of distribution set forth in section A-3 of this Supplement A is employed by the Company as a member of the Management
                                        Committee of the Company or as a
                                        corporate resource manager in salary
                                        grade CR6 or higher who holds the title
                                        of President (an "Affected
                                        Participant").

Definitions                             A-2. Unless the context clearly implies
                                        or indicates to the contrary, a word, a
                                        term or phrase used or defined in the
                                        Plan or the Pension Plan is similarly
                                        used or defined for purposes of this
                                        Supplement A.

December 31, 1998              A-3.     Subject to the following provisions
Lump Sum Payments                       of this Supplement A, each Affected
                                        Participant shall receive a lump sum
                                        payment of his interest under the Plan
                                        on or before December 31, 1998. Such
                                        lump sum payment shall be determined
                                        under subsection 3.1 of the Plan as
                                        though the Affected Participant had
                                        terminated employment on December 31,
                                        1998; provided, however, that solely for
                                        the purpose of determining the lump sum
                                        payment under this section A-3, the
                                        determination of final average
                                        compensation shall not include any bonus
                                        award paid or payable for the 1998 year
                                        under the Management Committee Short
                                        Term Incentive Plan or the Senior
                                        Mangement Short Term Incentive Plan.
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Election to                    A-4.     By writing filed with the Company
Reject Receipt                          prior to September 15, 1998, an Affected
                                        Participant may irrevocably elect to
                                        reject receipt of the payment described
                                        in section A-3 of this Supplement, in
                                        which case, his benefits under the Plan
                                        will be determined and paid under the
                                        terms of the Plan without regard to the
                                        provisions of this Supplement A.

Source of Payment              A-5.     The payment to which an Affected
and Tax Withholding                     Participant is entitled under section
                                        A-3 of this Supplement A shall be paid
                                        by the Company, Subsidiary or Affiliate
                                        employing the Affected Participant on or before December 31, 1998, and shall be subject to all applicable withholding of taxes.

Calculation of Residual        A-6.     The residual benefit to which an
Benefit at Termination of               Affected Participant or his surviving
Employment                              spouse is entitled under the Plan when
                                        he actually terminates employment will
                                        be determined in accordance with this
                                        section A-6.

                                        If the benefit paid as a lump sum under
                                        section A-3 of this Supplement A was
                                        derived from the defined lump sum
                                        formula ("DLS") under subsection 5.1 of
                                        the Pension Plan, the amount paid under
                                        section A-3 will be adjusted to its then present value using an interest rate of 4.25% and then will be subtracted from the amount of the lump sum determined at termination of employment under whichever of the formulas under the Pension Plan produces the larger lump sum. If the Affected Participant or his surviving spouse elects payment of the residual benefit in a form other than a lump sum, the lump sum amount produced under the foregoing calculation will be converted to such other form of payment using the rates, factors and tables applicable to the formula from which the lump sum under this section A-6 was derived.

                                        If the benefit payable under section A-3 was instead determined under the final average pay formula of Supplement B to the Pension Plan, the residual benefit shall be determined by reducing the amount

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                                        of the Supplement B benefit determined
                                        at termination of employment and
                                        expressed as an immediate single life
                                        annuity by the amount of the Affected
                                        Participant's Supplement B benefit under section A-3 expressed as a single life annuity payable as of the distribution date set forth in section A-3. If the Affected Participant or his surviving spouse elects payment of the residual benefit in a form other than an immediate single life annuity, the immediate single life annuity amount produced under the foregoing calculation will be converted to such other form of payment using the rates, factors and tables applicable under Supplement B of the Pension Plan.

                                        For purposes of the foregoing, the
                                        residual benefit so calculated shall
                                        reflect the terms of any agreement for
                                        services with SBC Communications Inc.
                                        ("SBC") pursuant to which an Affected
                                        Participant has agreed to the "freezing" of his benefit accruals under this Plan, in which case the starting point for determining the residual benefit payable under this section A-6 will be the accrued benefit (payable as a single life annuity at age 65 under Supplement B or the DLS amount under section 5.1 of the Pension Plan, whichever is applicable) earned under this Plan as of the effective date of the freeze, but using the early retirement and other actuarial factors applicable to his actual termination date. If the Agreement and Plan of Merger between SBC and the Company dated May 10, 1998 is terminated, this last paragraph of section A-6 shall be void.


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